Exhibit 99.2

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this "Agreement") is made and entered into on April 11, 2007, by and among Pacific Copper Corp., a Delaware corporation, as buyer (the "Company"); Harold Gardner (“Gardner”) for a Chilean corporation to be formed, as the acquired company ("Chile Co."); and the persons executing this Agreement in their capacity as shareholders of Chile Co. (the "Shareholders").

RECITALS:

A. As of Closing the Shareholders will own of record and beneficially all of the issued and outstanding shares of capital stock of Chile Co. (the "Chile Co. Shares") as set out on Schedule A in the amounts opposite their names;

B. The Shareholders desires to sell to the Company, and the Company desires to purchase from the Shareholders, the Chile Co. Shares, on the terms and subject to the conditions of this Agreement;

C. Gardner on behalf of Chile Co. and the Board of Directors of the Company have approved the execution of this Agreement and performance of the parties' respective obligations herein; and

D. As of the Closing Chile Co. will owns or have the exclusive right to explore the mineral claims located in Chile and more particularly described in Schedule 4.14 of this Agreement (collectively referred to herein as the “Properties”);

NOW, THEREFORE, for and in consideration of the premises and the mutual promises and undertakings contained herein, and for other good and valuable consideration, and subject to the terms and conditions of this Agreement, the parties hereto agree as follows:

1.  THE EXCHANGE.

1.1  Sale and Purchase of the Chile Co. Shares. On the terms and subject to conditions of this Agreement, at the Closing (defined below), the Shareholders shall sell, transfer, assign, convey and deliver to the Company, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under applicable securities laws or as expressly agreed to herein by the Company), and the Company shall purchase, accept and acquire all of the Chile Co. Shares from the Shareholders, such purchase and sale being herein sometimes referred to as the "Exchange." The Company shall receive good and merchantable title to the Chile Co. Shares. It is intended among all the parties that the Exchange shall constitute a tax-free reorganization within the meaning of Sections 351 and 368(a)(1)(B) of the United States Internal Revenue Code of 1986, as amended (the "Code") and any similar tax laws or regulations providing for tax-free share exchanges in Chile.

1.2  Deposit. Upon execution of this Agreement the Company shall issue a deposit in the amount of US $25,000 payable to Chile Co. or to who it may designate, to be applied only to costs of Chile Co. for incorporation and other expenses related to the completion of this Agreement and the condition set out herein.

1.3  Issuance of Exchange Shares. In full payment for the Chile Co. Shares, the Company shall ratably issue and deliver to the Shareholders, an aggregate of 6,150,000 common shares of the Company, to the Shareholders in the number set out opposite the Shareholders name in Schedule A to this Agreement (the "Exchange Shares"). The Exchange Shares, will, when issued, be validly issued, fully paid, and nonassessable; the sale, issuance and delivery of the Exchange Shares on the terms herein contemplated has been authorized by all requisite corporate action of the Company; and the Exchange Shares will not be subject to any preemptive rights, options or similar rights on the part of any shareholder or creditor of the Company or any other person. The Exchange Shares will be issued at Closing (as defined below) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(2) of the Securities Act under the Securities Act. Upon issuance, the Exchange Shares will be considered “restricted” shares and may not be transferred or re-sold unless an exemption for such transfer is available or the re-sale is covered by a registration statement filed under the Securities Act. The Company agrees to register the re-sale of the Exchange Shares as provided below.

1.4  Registration Statement. Promptly following execution of this Agreement, the Company will prepare on Form SB-2 and file with the SEC a registration statement covering the re-sale of the Exchange Shares by their respective holders to be identified in the registration statement (the “Registration Statement”). The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable. The Company shall notify the Shareholders by facsimile or e-mail as promptly as practicable, after the Registration Statement is declared effective and shall simultaneously provide the Shareholders with copies of any related Prospectus to be used in connection with the sale or other disposition of the Exchange Shares covered thereby, if required by the Shareholders. The Company agrees to keep the Registration Statement effective for not less than two years. The Company will bear all costs of preparing and filing the Registration Statement. The Shareholders agree to provide such information about themselves as is required to prepare the Registration Statement.

1.5  Restrictive Legend on Shares. When issued the certificates evidencing the Exchange Shares will bear a restrictive legend substantially in the following form: This legend may be removed by the Company’s transfer agent following effectiveness of the Registration Statement at such time as shares represented by the certificate are sold pursuant to the prospectus contained in the Registration Statement.

"The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. These shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act."

1.6  Lock Up Agreement. The Exchange Shares will be subject to a Lock Up Agreement providing that they may not be sold until one year after the date of Closing of this Agreement. In addition to the above legend referenced in Section 1.5, the Exchange Shares when issued shall contain a legend setting out that they cannot be sold before the expiry of one year.

1.7  Closing. Subject to the conditions precedent set forth herein, the Closing of all transactions herein contemplated ("Closing") shall take place within 60 days of the execution of this Agreement by all of the parties, at a place and time mutually agreed upon by Chile Co. and the Company ("Closing Date") or such other date as the parties may agree. This Agreement shall be effective and binding when signed by all parties.

1.8  Resignation of Officers and Directors of Chile Co. At the Closing, the current officers and directors of Chile Co. shall resign and immediately following Closing the appropriate persons shall be elected by the Company (as Chile Co.’s sole shareholder) as the directors of Chile Co. The new board of directors of Chile Co. shall appoint Donald Styles as General Manager and such other officers as it deems appropriate.

1.9  Appointment of Officers and Directors of the Company. Following the Closing Date, the Company’s Board of Directors shall cause the resignation of two of the present five Board members and appoint Harold Gardner as a director of the Company. The Directors will then appoint Harold Gardner as Chief Executive Officer and Chief Operating Officer.

1.10  Further Assurances. Chile Co. and the Shareholders agree to execute all documents and instruments and to take or to cause to be taken all actions which the Company deems necessary or appropriate to complete the transactions contemplated by this Agreement, whether before or after the Closing.

1.11  Public Filing. Upon execution of this Agreement, the Company shall prepare and file such documents as are necessary to comply with all applicable U.S. Securities Laws and regulations, including a prospectus supplement and a current report on Form 8-K. The parties agree to cooperate in the preparation of such filings.

2.  OTHER AGREEMENTS OF THE PARTIES.

2.1  Chile Co. to Provide Financial Records. Chile Co. at Closing shall provide financial records, including receipts for incorporation costs and all other expenditures incurred since the date of inception (collectively referred to herein as “Financial Data”).

3.  CAPITALIZATION.

3.1  The Company's Capitalization at Closing. Immediately prior to the Closing, the Company shall have issued and outstanding common stock of not more than 27,500,000 shares of common stock. No shareholder of the Company has or will have any preemptive right or similar right to purchase the Exchange Shares or other stock of the Company, except warrant holders of the current $2,500,000 financing, who will have the right to purchase up to 2,500,000 common shares at $0.75 per share. The Company reserves the right to issue options to officers, directors, consultants and employees which may occur prior to the Closing Date.

4.  REPRESENTATIONS AND WARRANTIES OF CHILE CO. AND SHAREHOLDERS. Chile Co. and the Shareholders hereby represent and warrant to the Company that the following are true and correct as of the Closing Date:

4.1  Organization and Standing. Chile Co. is and on the Closing Date will be duly organized, validly existing and in good standing under the laws of Chile, with all requisite power and authority to carry on the business in which it is engaged, to own the Properties and other assets it owns, and is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.

4.2  Capitalization. Other than the Chile Co. Shares, no other shares of capital stock are authorized or have been issued. All of the two hundred (200) issued and outstanding share of capital stock of Chile Co. have been duly authorized, validly issued, and are fully paid and nonassessable. Chile Co. does not have outstanding any option, warrant or similar instrument and is not a party to or bound by any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, whereby Chile Co. is bound to issue shares of its capital stock or any instrument or right convertible into or exchangeable for shares of its capital stock, nor relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of Chile Co. of any type or class.

4.3  Litigation. There are no claims, actions, suits, proceedings or investigations pending or threatened against or affecting Chile Co. or any of its properties or assets in any court or by or before any governmental department, commission, board, bureau, agency or other instrumentality, domestic (Chilean) or foreign, or arbitration tribunal or other forum which, if determined adversely to Chile Co., would materially affect its business, prospects, Properties or financial condition or Chile Co.'s right to conduct its mineral exploration business as being conducted or expected to be conducted. There are no judgments, decrees, injunctions, writs, orders or other mandates outstanding to which Chile Co. is a party or by which it is bound or affected.

4.4  Estoppel. All statements made in this Agreement, or in any Exhibit or Schedule hereto, or in any document or certificate executed and delivered herewith, by Chile Co. are true, correct and complete as of the date of this Agreement and will be so as of the Closing Date. All statements contained in any certificate made by any official of Chile Co. and delivered to the Company shall be deemed representations and warranties of Chile Co and the Shareholders.

4.5  Compliance with Laws and Permits. To the best of its knowledge, Chile Co. has complied in all material respects with its organizational documents, including its articles of incorporation and bylaws (each as amended to date), all applicable laws, regulations and rules, all applicable orders, judgments, writs, decrees or injunctions of any local or county governments or any department, agency or other instrumentality thereof, domestic (Chilean) or foreign, applicable to its business or Properties, and has not done or omitted to do any act or acts which singly or in the aggregate are in violation of any of the foregoing. To the best of its knowledge, Chile Co. has obtained all licenses and permits necessary to own and explore its Properties and carry out its operations, is not in violation of any such license or permit and has not received any notification that any revocation or limitation thereof is pending or threatened.

4.6  No Undisclosed Material Liabilities. Chile Co. has not incurred any liabilities or obligations whatever (whether direct, indirect, accrued, contingent, absolute, secured or unsecured or otherwise) affecting or related to the Properties, including liabilities as mortgagor, guarantor or surety or otherwise for debts or the obligations of others and tax liabilities due or to become due, except as described in SCHEDULE 4.6. There is no basis for any material claim against Chile Co.'s Properties or assets, except as disclosed in writing to the Company in SCHEDULE 4.6. Chile Co. has no creditors or agreement with another third party whose prior consent might be required by law to the sale of the Properties.

4.7  Material Transactions and Adverse Changes. Except as has been disclosed in writing to the Company in the schedules to this Agreement, Chile Co. has not and as of the Closing Date will not have: (i) suffered any material adverse change in its assets taken as a whole; (ii) suffered any damage or destruction in the nature of a casualty loss to any one or more of its assets, whether or not covered by insurance, which singly or in the aggregate are materially adverse to the properties or business of Chile Co.; (iii) made any change in any method of accounting or accounting practice, including the revaluation of any of its assets; or (iv) agreed in writing or otherwise to take any action prohibited by this Agreement.

4.8  Taxes. All taxes applicable to Chile Co., its Properties or other assets and/or to the Chile Co. Shares (including the transfer of such Chile Co. Shares), including any income, excise, unemployment, occupational, franchise, ad valorem and other taxes, duties, assessments or charges levied, assessed or imposed upon Chile Co. by the Government of Chile or any other government or subdivision or instrumentality thereof have been duly paid (or will be paid as of the Closing Date) or adequately disclosed to the Company and provided for, and all required tax returns or reports concerning any such items have been duly filed. Chile Co. has not waived any statute of limitations with respect to any tax liability whatever for any period prior to the date of this Agreement or agreed to any extension of time with respect to a tax assessment or liability.

4.9  Indebtedness to and from Affiliates. Chile Co. is not indebted to any officer, director, employee or shareholder thereof, or any affiliate of such persons, as of the date of this Agreement, and no money or property is owed to Chile Co. by any officer, director, employee or shareholder thereof or any affiliate of such persons, and none will be owed as of the Closing Date.

4.10  Documents Genuine. All originals and/or copies of Chile Co. organizational documents, including articles of incorporation and bylaws, each as amended to date, and all minutes of meetings and written consents of directors and shareholders in lieu of meetings of directors and/or shareholders of Chile Co., Financial Data, and any and all other documents, material, data, files, or information which have been or will be furnished to the Company, are and will be true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

4.11  Employees and Salaries. Chile Co. will have no employees at the Closing Date.

4.12  Authorization and Validity. The execution, delivery and performance by Chile Co. of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by Chile Co. and all necessary approvals of the Shareholders of Chile Co. will have been obtained by the Closing Date. This Agreement and any other agreement contemplated hereby have been or will be as of the Closing Date duly executed and delivered by Chile Co. and constitutes and will constitute legal, valid and binding obligations of Chile Co., enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

4.13  Consents; Approvals; Conflict. No consent, approval, authorization or order of any court or governmental agency (including the Government of Chile and any agency that regulates mining exploration, development or extraction in Chile) or other body is required for the Shareholders to consummate the Exchange. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, or constitute a breach of any law or regulation in Chile, and no prior approval is necessary by or under, Chile Co.’s articles of incorporation, bylaws or any note, mortgage, indenture, deed of trust, lease, obligation, or other agreement or instrument to which Chile Co. is a party.

4.14  Property. Attached to this Agreement as SCHEDULE 4.14 is a description of all mineral claims owned or which Chile Co. has the exclusive right to explore. Chile Co. represents and warrants that it has registered rights to those mineral claims, free of all regulatory, liens or encumbrances and will have such registered rights at Closing. Chile Co. will provide at Closing, proof of clear title or right to the mineral claims included in SCHEDULE 4.14.

4.15  Restrictive Covenants. Prior to the consummation of the Exchange, Chile Co. shall conduct its business in the ordinary and usual course without unusual commitments and in compliance with all applicable laws, rules, and regulations. Furthermore, Chile Co. will not, without the prior written consent of the Company, (i) make any changes in its capital structure, (ii) incur any liability or obligation other than current liabilities incurred in the ordinary and usual course of business, (iii) incur any material indebtedness for borrowed money, (iv) make any loans or advances other than in the ordinary and usual course of business, (v) declare or pay any dividend or make any other distribution with respect to its capital stock, (vi) issue, sell, or deliver or purchase or otherwise acquire for value any of its stock or other securities, or (vii) mortgage, pledge, or subject to encumbrance any of its assets or Properties or sell or transfer any of its assets or Properties.

4.16  Disclaimer of Further Warranties; Etc. Except as expressly set forth in this Agreement and the Schedules and Exhibits hereto, the Company has made no other representation or warranty to Chile Co. or the Shareholders in connection with the Exchange. Chile Co.'s and the Shareholder’s decision to enter into the Exchange is based upon their own independent judgment and investigation and not on any representations or warranties of the Company, other than those expressly stated in this Agreement and in the Schedules and Exhibits hereto.

4.17  Environmental Matters. Chile Co. the Shareholders or any predecessor entity controlled by the Shareholders and or associates of the Shareholders

(a)  has not (A) generated, used, transported, treated, stored, released or disposed of any hazardous substance in violation of any applicable laws; or (B) engaged in any generation, use, transportation, treatment, storage, release or disposal of any hazardous substance in connection with the conduct of its business or the use of any property or facility which has created or might reasonably be expected to create any liability under any applicable laws or which would require reporting to or notification of any governmental entity and will not have at the Closing Date.

(b)  has not (A) received notice that they are potentially responsible parties for an environmental cleanup site or for corrective action under any applicable law; (B) submitted or been required to submit any environmental notice pursuant to any applicable law; (C) received any written request for information in connection with any environmental cleanup site; or (D) been required to undertake any prospective or remedial action or clean-up action of any kind at the request of any governmental entity, or at the request of any other person, relating to any applicable environmental law and will not have at the Closing Date.

(c)   did, has been and is being conducted in material compliance with all applicable environmental laws.

(d)  Chile Co and the Shareholders are not aware of any environmental claim, investigation or violation that would affect the ability of Chile Co. to explore the Properties.

5.  REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS. The Shareholders represents and warrants to the Company that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

5.1  Ownership of the Chile Co. Shares. The Shareholders own, of record and beneficially, the number of Chile Co. Shares shown next to his name on Schedule A; the Shareholder’s shares are free and clear of all liens, claims, rights or other encumbrances whatever and of all options and similar rights of third persons; and no person has or will have any right in and to such share except as is created by force of any applicable law. No third party has or at Closing will have any right of first refusal, pre-emptive right, option or similar right to acquire the shares of the Shareholder except as disclosed to the Company in writing prior to the Closing.

5.2  Full right and Legal Capacity. The Shareholders have the full right, power and legal capacity to enter into this Agreement and sell and deliver the Chile Co. Shares to the Company.

5.3  Solvency. The Shareholders represent and warrant that they are not now insolvent and will not be insolvent after selling and delivering the Chile Co. Shares to the Company on the terms of this Agreement, and in exchange for the Chile Co. Shares being sold hereby the Shareholders are receiving new consideration at least equal to the full and fair value of the Chile Co. Shares being sold.

5.4  Acknowledgements Regarding the Company and the Exchange Shares.

(a)  Chile Co. and the Shareholders understand and acknowledge that the Company is a public company with no current revenues. Each Shareholder recognizes that the Exchange Shares are speculative and involve a high degree of risk, and that the prospects and future success of the Company depend principally on its ability to raise sufficient capital to carry out exploration on the Chile Co. mineral claims and its other mineral properties.

(b)  The Shareholders acknowledge and agree that their representatives have been furnished with the Company’s Prospectus (for information purposes only) setting out its business, assets, financial condition and plan of operation. The Shareholders further represent that they have had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets, results of operations, financial condition and plan of operation and the terms and conditions of the issuance of the Exchange Shares.

(c)  In connection with the issuance and delivery of the Exchange Shares, the Shareholders understand and acknowledge that the Exchange Shares have not been registered under the Securities Act and have been issued in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act, on the grounds that the transactions contemplated in this Agreement do not involve any public offering. The Shareholders are acquiring the Exchange Shares for their own account, and not for the account of any other person, and not for distribution, assignment or resale to others, or for pledge or hypothecation, and no other person has or is intended to have a direct or indirect ownership or contractual interest in the Exchange Shares except as may exist or arise by operation of law. The Shareholders acknowledge that the Exchange Shares are "restricted securities" as that term is defined in Rule 144(a) of the General Rules and Regulations under the Securities Act and understand that the Exchange Shares must be held indefinitely until they are subsequently registered for re-sale under the Securities Act as provided in this Agreement or an exemption from such registration requirements is available for their re-sale. The Shareholders understand and agree that the prior written consent of the Company will be necessary for any transfer of the Exchange Shares until the Exchange Shares have been duly registered for re-sale as provided in this Agreement or the transfer is made in accordance with Rule 144 or other available exemption under the Act. The Shareholders further understand that every certificate issued by the Company evidencing Exchange Shares will bear a legend restricting transfer as provided in this Agreement.

(d)  The Shareholders, alone or together with their adviser(s), have such knowledge and experience in financial, tax and business matters as to enable the Shareholders to utilize the information made available by the Company, in connection with the Exchange and issuance of the Exchange Shares, to evaluate the merits and risks of acquiring the Exchange Shares and to make an informed investment decision with respect thereto.

(e)  The Shareholders acknowledge that they have reviewed the Prospectus and current disclosure filings of the Company for information purposes and that the Exchange Shares are not being sold pursuant to the Prospectus.

5.5  True and Correct Information and Material Changes. All information which the Shareholders have provided or will provide to the Company is or will be correct and complete as of the date furnished to the Company, and, if there should be any material change in such information prior to the Closing as to Shareholders, will immediately provide the Company with such information.

5.6  No Solicitation. Shareholders were not solicited by the Company by any form of general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or made available over telephone lines by any information service, or any seminar or meeting whose attendees had been invited by any means of general solicitation or general advertising.

5.7  No Other Representations or Warranties. Except as expressly set forth in this Agreement and the Schedules and Exhibits hereto, the Company has not made any representation or warranty to the Shareholders in connection with this Agreement. The Shareholders’ decision to enter into the Exchange is based upon their own independent judgment and investigation and not on any representations or warranties of the Company other than those expressly stated in this Agreement and in the Schedules and Exhibits hereto.

5.8  No Operations. Other than certain reimbursements paid to Chile Co. in connection with the transactions contemplated by this Share Exchange Agreement, Chile Co. has not had any revenue or operations since inception.

6.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Unless specifically stated otherwise, the Company represents and warrants to the other parties that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date.

6.1  Organization and Good Standing. The Company is and on the Closing Date will be duly organized, validly existing and in good standing under the laws of the State of Delaware.

6.2  Authorized Capitalization. As provided in its Articles of Incorporation, the authorized capital stock of the Company consists of 200,000,000 common shares of common stock at par value $.0001 per share, of which not more than 27,000,000 shares will be issued and outstanding prior to the Closing and 50,000,000 shares, par value $.0001 per share, are designated as preferred stock, none of which are issued or outstanding or will be at Closing.

6.3  Declaration of Interest. The Company declares that in its decision to acquire Chile Co., it is relying on independent legal, financial and tax experts and other technical personnel, and that the Company’s decision to enter into this Share Exchange Agreement is based upon its own independent judgment, investigation and evaluation, and not on any representations or warranties of the Shareholders, other than those expressly stated in this Agreement and in the schedules and exhibits hereto. Furthermore, the Company hereby declares that its principle business is the acquisition, exploration and development of mineral properties, both in the United States and in foreign countries and that it has the requisite technical and managerial personnel and experience to conduct such business and that such technical and managerial experience was employed in the evaluation of both the mineral potential of the Chile Co.’s Property, as well as the business climate and opportunities in Chile.

6.4  Litigation. There are no claims, actions, suits, proceedings or investigations pending or threatened against or affecting the Company in any court or by or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or other instrumentality, domestic or foreign, or arbitration tribunal or other forum. There are no judgments, decrees, injunctions, writs, orders or other mandates outstanding to which the Company is a party or by which it is bound or affected.

6.5  Authorization and Validity. The execution, delivery and performance by the Company of this Agreement and any other agreements contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Company. This Agreement and any other agreement contemplated hereby have been or will be as of the Closing Date duly executed and delivered by the Company and constitute and will constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

6.6  Taxes. All income, excise, unemployment, social security, occupational, franchise and other taxes, duties, assessments or charges levied, assessed or imposed upon the Company by the United States or by any state or municipal government or subdivision or instrumentality thereof have been duly paid or adequately provided for, and all required tax returns or reports concerning any such items have been duly filed or will be so filed.

6.7  Indebtedness to or from Affiliates. The Company is not and will not be indebted to any officer, director, employee or shareholder thereof as of the Closing Date. No money or property is owed to the Company by any officer, director, employee or shareholder thereof, and none will be owed as of the Closing.

6.8  Consents; Approvals; Conflict. No consent, approval, authorization or order of any court or governmental agency or other body is required for the Company to execute and perform its obligations under this Agreement. Neither the execution, delivery, consummation nor performance of this Agreement shall conflict with, constitute a breach of the Company's articles of incorporation and bylaws, as amended to date, or any note, mortgage, indenture, deed of trust or other agreement of instrument to which the Company is a party or by which it is bound nor, to the best of the Company's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Company. The Company has timely, accurately, and completely filed all reports, statements and schedules required under applicable federal and state securities laws with the U.S. Securities and Exchange Commission and all governing securities authorities, if any.

6.9  Disclaimer of Further Warranties; Etc. Except as expressly set forth in this Agreement and the Schedules and Exhibits hereto, neither Chile Co. nor the Shareholders have made any other representation or warranty to the Company in connection with the Exchange. The Company's decision to enter into the Exchange is based upon the Company's own independent judgment and investigation and not on any representations and warranties of Chile Co. or the Shareholders other than those expressly stated in this Agreement and in the Schedules and Exhibits hereto.

7.  CONDITIONS TO OBLIGATIONS OF THE PARTIES; DELIVERIES. All obligations of the parties under this Agreement are subject to the fulfillment, prior to the Closing, of all conditions precedent and to performance of all covenants and agreements and completion of all deliveries contemplated herein, unless specifically waived in writing by the party entitled to performance or to demand fulfillment of the covenant or delivery of the documents.

7.1  Documents to be delivered by Chile Co. to the Company. At the Closing, the following documents shall be delivered to the Company by Chile Co. or the Shareholders, as the case may be, which documents shall be reasonably satisfactory in form and content to the Company's counsel:

(a)  Certificates executed by an authorized signing officer of Chile Co., dated as of the Closing Date, certifying that the representations and warranties of Chile Co., contained in this Agreement and the information set forth in all Schedules and Exhibits of Chile Co. hereto are then true and correct and that Chile Co. has complied with all agreements and conditions required by this Agreement and all related agreements to be performed or complied with by Chile Co.

(b)  A copy of the directors' resolution or the minutes of the meeting of the directors of Chile Co. approving the execution and performance of this Agreement.

(c)  The certificates evidencing the Chile Co. Shares, indorsed on the reverse side for transfer or accompanied by a signed stock power in form reasonably satisfactory to the Company.

(d)  All completed Schedules and all Exhibits called for in this Agreement.

(e)  A legal opinion of counsel to Chile Co., acceptable to the Company, covering: (i) the existence and good standing of Chile Co. as a corporation in Chile, (ii) the authorization of the transactions contemplated herein by Chile Co., (iii) the valid issuance of the Chile Co. Shares that are to be exchanged hereunder, (iv) the binding nature of this Agreement upon execution by Chile Co., and the Shareholders, (v) no required consents of governmental agencies or private third parties for Chile Co. to consummate the transactions contemplated in this Agreement and (vi) no violation of Chilean law as a result of the Exchange contemplated by this Agreement.

7.2  Documents to be delivered to Chile Co. and the Shareholders. At the Closing the following documents shall be delivered to Chile Co. and the Shareholders by the Company, which documents shall be reasonably satisfactory in form and content to Chile Co.'s counsel:

(a)  To the Shareholders, stock certificates evidencing the Exchange Shares.

(b)  To Chile Co., a certificate executed by the Company dated as of the Closing Date, certifying that the representations and warranties of the Company contained in this Agreement and the information set forth in all Schedules and Exhibits of the Company are then true and correct and that the Company has complied with all agreements and conditions required by this Agreement to be performed or complied with by it.

(c)  To Chile Co., a copy of the directors' resolution or the minutes of the meeting of the directors of the Company approving the execution and performance of this Agreement.

(d)  All completed Schedules and all Exhibits called for in this Agreement.

8.  OTHER COVENANTS OF THE PARTIES. The parties agree that, prior to the Closing:

8.1  Effectuation of this Agreement. The parties hereto each will use their best efforts to cause this Agreement and all related agreements to become effective, and all transactions herein and therein contemplated to be consummated, in accordance with its and their terms, to obtain all required consents, waivers and authorizations of governmental entities and other third parties, to make all filings and give all notices to those regulatory authorities or other third parties which may be necessary or reasonably required in order to effect the transactions contemplated in this Agreement, and to comply with all federal, local and state laws, rules and regulations as may be applicable to the contemplated transactions in the United States and in Chile.

8.2  Restriction on Action. The parties each agree that they will not do any thing or act prohibited by this Agreement or any related agreement, or fail to do any thing or act which he or it has undertaken to do in this Agreement or any related agreement.

8.3  No-Shop Provision. Chile Co. and the Shareholders agree that, from the date hereof until Closing or termination of this Agreement, neither will take any action, directly or indirectly, to solicit indications of interest in, or offers for, any transaction similar to the Exchange or any investment into Chile Co. from anyone other than the Company. Chile Co. agrees promptly to inform the Company of any offers or solicitations for a similar transaction, including the terms thereof, made by any third party, provided that the foregoing shall not include casual oral offers or solicitations not formally considered by Chile Co. Violation by Chile Co. of any of the requirements of this paragraph shall constitute a material breach of this Agreement.

8.4  Confidentiality. Chile Co. the Shareholders and the Company covenant that they each will not disclose any confidential information of the other parties, except to its officers, directors, attorneys, accountants, and employees involved in these transactions, and only then on the condition that such individuals not disclose the information disclosed to them. Notwithstanding the foregoing, the terms of this Agreement, or of any of the transactions contemplated hereby, may be disclosed following execution hereof, provided that each party will provide at least twenty-four hours' notice to the other party prior to making the initial public announcement regarding the transaction. In addition, either party may disclose this Agreement or any part hereof to any third party at any time if required to do so by law, this Agreement or other contractual obligation. Chile Co. and the Shareholders acknowledge that the Company is a reporting company in the United States and that the Company will control the public dissemination of information about this transaction.

9.  SURVIVAL OF COVENANTS AND WARRANTIES.

9.1  Survival of Covenants and Warranties. The representations, warranties, covenants and agreements made by Chile Co. and Shareholders on the one hand, and the Company on the other hand, shall survive the Closing for a period of two years and shall be fully enforceable at law or in equity against such other party and its successors and assigns for a period of one year after the Closing Date. Any investigation at any time made by or on behalf of (or any disclosure to) any party hereto shall not diminish in any respect whatsoever its right to rely on the representations and warranties of the other party hereto.

9.2  Notice of Claims. The Company, Chile Co. and the Shareholders each agree to give prompt written notice to the other of any claim against the party giving notice which might give rise to a claim by it against the other party hereto, stating the nature and basis of the claim and the actual or estimated amount thereof.

10.  TERMINATION OF THIS AGREEMENT.

10.1  Grounds for Termination. This Agreement shall terminate:

(a)  By mutual written consent of the Company and Chile Co.; or

(b)  By Company or Chile Co., if:

(i)  all the conditions precedent to its respective obligations hereunder have not been satisfied or waived prior to the Closing Date, as it may be accelerated or extended, or if Shareholders refuse to execute this Agreement;

(ii)  any party shall have defaulted or refused to perform in any material respect under this Agreement, or if the Company or Chile Co. should have reasonable cause to believe there has been a material representation concerning, or failure or breach of, any representation or warranty by the other party, or if it appears that either Chile Co. or the Company has committed any unlawful acts affecting the other party;

(iii)  the transactions contemplated in this Agreement and related agreements have not been consummated on the Closing Date, as it may be accelerated or extended, OR

(iv)  either the Company or Chile Co. shall reasonably determine that the transactions contemplated in this Agreement have become inadvisable by reason of the institution or threat by any federal, state or municipal governmental authorities or by other person whatever of a formal investigation or of any action, suit or proceeding of any kind against either or both parties which in one party's reasonable belief is material in light of the other party's business, prospects, properties or financial condition;

10.2  Manner of Termination. Any termination of this Agreement (other than an automatic termination) shall be made in accordance with the above listed grounds and, if terminated by Chile Co. or the Company, shall be accompanied by a copy of the resolution of the terminating party's board of directors. Written notice of termination shall be given to the other party as required in this Agreement as promptly as is practical under the circumstances. Upon a party's receipt of such termination notice, this Agreement shall terminate and the transactions herein contemplated shall be abandoned without further action by the parties.

10.3  Survival of Confidentiality Provisions. Upon termination of this Agreement for any reason, (i) the covenants of the parties concerning the confidentiality and proprietary nature of all documents and other information furnished hereunder shall remain in force except as to information which has otherwise become public knowledge, and (ii) each party shall promptly return all documents received from the other party in connection with this Agreement. This Paragraph constitutes a mutual covenant of the parties, and either may judicially enforce it.

11.  MISCELLANEOUS PROVISIONS.

11.1  Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto without the prior written consent of the parties not seeking assignment, and any purported assignment without such consent shall be null and void and of no force or effect. No such assignment shall relieve the assignor of any obligations created under this Agreement.

11.2  Parties in Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and permitted assigns. Neither this Agreement nor any other agreement contemplated hereby shall be deemed to confer upon any person not a party hereto or thereto any rights or remedies hereunder or thereunder, except as expressly set forth in this Agreement.

11.3  Entire Agreement. This Agreement and the agreements contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

11.4  Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Further, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

11.5  Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of all parties contained herein shall survive the Closing, and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company or Chile Co., as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing.

11.6  Interpretation. This Agreement shall be governed by and construed under the laws of the State of Delaware with the exception that if any provision of this Agreement is deemed to be in conflict with any treaty duly ratified between the Government of the United States and the Government of Chile, including but not limited to tariff and trade agreements, tax treaties, general treaties of commerce and business, or if any provision of the Agreement is deemed to be in conflict with any pertinent provision of the Mining laws of Chile, then such provision shall be governed by and interpreted under the law of the specific treaty as ratified jointly by the governments, or in the case of a conflict of any of the provisions herein with any of the provisions of the Mining Law of Chile, then said provision shall be governed by and interpreted under the Mining Law of Chile.

11.7  Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof. Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. Use of the words "herein", "hereof", "hereto" and the like in this Agreement shall be construed as references to this Agreement as a whole and not to any particular provision in this Agreement, unless otherwise noted.

11.8  Notice. Any notice or communication hereunder or in any agreement entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, by telefax transmission or by delivery by use of a messenger which regularly retains its delivery receipts. Such notice shall be deemed received on the date on which it is delivered to the addressee. For purposes of notice, the addresses of the parties shall be, if to Shareholders, sent to Chile Co. for forwarding, and:

If to Chile Co.:	c/o Harold Gardner
22604 S. 215TH STREET
Queen Creek, AZ 85242

If to Shareholders:	c/o Harold Gardner
22604 S. 215TH STREET
Queen Creek, AZ 85242

If to Company:	1226 White Oaks Blvd., Ste 10A
Oakville, Ontario, Canada L6H 2B9

11.9  No Brokers: Each party represents and warrants to the others and agrees that it has not employed or engaged, and will not employ or engage, any person as a finder or broker in connection with the transactions contemplated herein, and that no person is entitled to compensation as a finder or broker. Each party hereby indemnifies the other parties and holds the other parties harmless from and against any claims of any third persons claiming to have acted as a finder or broker in connection with the transactions herein contemplated, and such indemnity shall include all expenses, costs and damages arising from or related to such claims, including reasonable attorneys' fees.

11.10  Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents. The Company shall be responsible to provide each party to the Agreement, a fully executed copy once all signatures have been received.

11.11  Prevailing Party (Attorneys' Fees) Clause. In the event of any litigation or proceeding arising as a result of the breach of this Agreement or the failure to perform hereunder, or failure or untruthfulness of any representation or warranty herein, the party or parties prevailing in such litigation or proceeding shall be entitled to collect the costs and expenses of bringing or defending such litigation or proceeding, including reasonable attorneys' fees, from the party or parties not prevailing.

11.12  Relationship of the Parties. Nothing in this Agreement is intended to be construed so as to suggest that the parties hereto are partners or joint ventures, or that any party or its employees is the employee or agent of the other. Neither Chile Co. nor the Company has any express or implied right or authority under this Agreement to assume or create any obligations on behalf of or in the name of the other party to any contract, agreement, arrangement, understanding or undertaking with any third party.

11.13  No Advice Given. Chile Co. and the Shareholders acknowledge and agree that they have neither asked for nor received any legal or tax advice from the Company or its Directors or any other person associated with the Company in regard to this Agreement or the transactions herein contemplated, and have instead relied on advice and counsel furnished by their own legal or other advisers in order to satisfy themselves as to the tax and other legal implications to them of the Exchange and issuance of the Exchange Shares.

11.14  Expenses. Except as otherwise provided in this Agreement, Chile Co. shall bear the fees and expenses incurred in connection with its performance of its obligations as part of the transactions contemplated herein.

11.15  Acknowledgment by Shareholders. The Shareholders acknowledge and agree that their execution of this Agreement shall constitute a written consent in lieu of a meeting of the shareholders of Chile Co., and that no meeting of or written consent or other action by the shareholder of Chile Co. is necessary to ratify the valid execution and performance of this Agreement and consummation of the Exchange by Chile Co.

IN WITNESS WHEREOF, all parties have executed this Agreement as of the date first written above;

PACIFIC COPPER CORP.

/s/ Stafford Kelley
Title: Corporate Secretary
Name: Stafford Kelley

CHILE CO. a company to be incorporated

/s/ Harold W Gardner
Name: Harold Gardner

THE SHAREHOLDERS

/s/ Harold Gardner
Signature:

Harold Gardner
Print Name:

/s/ Eduardo Esteffan
Signature:

Eduardo Esteffan
Print Name:

/s/ Guillermo Ortiz
Signature:

Guillermo Ortiz
Print Name:

/s/ Eduardo Aguirre
Signature:

Eduardo Aguirre
Print Name:

/s/ Hector Olivares
Signature:

Hector Olivares
Print Name:

Woodburn Holdings Ltd.

Per: /s/ R. M. Baker
Name:
Title:  President

Schedule A

Name:	Chile Co. Shares	Exchange Shares

Harold Gardner	24,250	2,425,000

Eduardo Esteffan	24,250	2,425,000

Guillermo Ortiz	2,200	220,000

Eduardo Aguirre	400	40,000

Hector Olivares	400	40,000

Woodburn Holdings Ltd.	10,000	1,000,000

Schedule 4.14

Property Description

CARRERA PINTO TURKEZA PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
TURKEZA DOS	Carrera Pinto	Exploration	6.998.500,00	401.500,00	12/11/2006	7231	5560	Copiapo	300	300
TURKEZA TRES	Carrera Pinto	Exploration	6.997.500,00	401.500,00	12/11/2006	7232 v	5561	Copiapo	300	230
TURKEZA CUATRO	Carrera Pinto	Exploration	6.998.500,00	403.500,00	12/11/2006	7233 v	5562	Copiapo	300	220
								SUBTOTAL 1		750

CARRERA PINTO COBRIZO PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
COBRIZO VEINTIUNO	Carrera Pinto	Exploration	6.999.500,00	408.000,00	12/21/2006	7493	5743	Copiapo	300	260
COBRIZO VEINTIDOS	Carrera Pinto	Exploration	6.999.500,00	409.500,00	12/21/2006	7494	5744	Copiapo	300	240
COBRIZO VEINTITRES	Carrera Pinto	Exploration	7.001.500,00	409.000,00	12/21/2006	7495	5745	Copiapo	200	200
COBRIZO UNO	Carrera Pinto	Exploration	7.001.500,00	410.500,00	7/21/2005	3245	2511	Copiapo	300	300
COBRIZO DOS	Carrera Pinto	Exploration	7.002.500,00	412.000,00	7/21/2005	3246VTA	2512	Copiapo	200	200
COBRIZO TRES	Carrera Pinto	Exploration	7.002.500,00	409.500,00	7/21/2005	3248	2513	Copiapo	300	300
COBRIZO CUATRO	Carrera Pinto	Exploration	7.003.500,00	409.500,00	7/21/2005	3249VTA	2514	Copiapo	300	200
COBRIZO CINCO	Carrera Pinto	Exploration							300	300
COBRIZO SEIT	Carrera Pinto	Exploration							300	0
COBRIZO SIETE	Carrera Pinto	Exploration							300	0
								SUBTOTAL 2		2,000

CERRO BLANCO PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
DON AUGUSTO	Cerro Blanco	Exploration	6.903.500,00	385.000,00	1/5/2207	115	93	Copiapo	300	300
DON AUGUSTO UNO	Cerro Blanco	Exploration	6.902.500,00	385.000,00	1/5/2207	116	94	Copiapo	300	300
DON AUGUSTO DOS	Cerro Blanco	Exploration	6.903.000,00	383.000,00	1/5/2207	117	95	Copiapo	200	200
DON AUGUSTO TRES	Cerro Blanco	Exploration	6.900.500,00	386.250,00	1/5/2207	118	96	Copiapo	300	60
DON AUGUSTO CUATRO	Cerro Blanco	Exploration	6.900.500,00	385.250,00	1/5/2207	119	97	Copiapo	300	80
								SUBTOTAL 3		940

CARRIZAL ALTO PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
CARRIZON UNO	Carrizal Alto	Exploration	6.892.000,00	316.000,00	1/24/2007	163	70	Freirina	200	100
CARRIZON DOS	Carrizal Alto	Exploration	6.894.000,00	315.500,00	1/24/2007	165	71	Freirina	300	250
CARRIZON TRES	Carrizal Alto	Exploration	6.894.000,00	316.500,00	1/24/2007	167	72	Freirina	300	300
CARRIZON CUATRO	Carrizal Alto	Exploration	6.897.000,00	315.700,00	1/24/2007	169	73	Freirina	300	300
CARRIZON CINCO	Carrizal Alto	Exploration	6.897.000,00	316.700,00	1/24/2007	171	74	Freirina	300	200
								SUBTOTAL 4		1150

CARRIZAL ALTO PROJECT
									Initial hect.
Property Name	Location	Property Type	UTM North	UTM East	Registration	Title	Nº	Mine Office	Filed	Net Hectares to P.C.
CARRIZO UNO	Carrizal Alto	Exploration	6.892.500,00	310.000,00	2/13/2007	296	131	Freirina	300	40
CARRIZO DOS	Carrizal Alto	Exploration	6.892.500,00	311.000,00	2/13/2007	298	132	Freirina	300	40
CARRIZO TRES	Carrizal Alto	Exploration	6.894.500,00	310.500,00	2/13/2007	300	133	Freirina	200	80
								SUBTOTAL 5		160

								Total		5,000